INDEPENDENT AUDITORS' CONSENT

Index Master Series Trust
(formerly Merrill Lynch Index Trust):

We consent to the incorporation by reference in this Amendment No. 4 to Registration Statement No. 811-7885 of our reports dated as follows:

       February 16, 1999     S&P 500 Index Series
       February 17, 1999     Aggregate Bond Index Series
       February 18, 1999     Small Cap Index Series
       February 18, 1999     International Index Series

appearing in the annual reports to shareholders for the year ended December 31, 1998.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Princeton, New Jersey
July 30, 1999